SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 21, 2022

NEUROPATHIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55657	46-2645343
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3805 Old Easton Road, Doylestown, PA	18902
(Address of principal executive offices)	(Zip Code)

(858) 883-2642

(Registrant’s telephone number, including area code)

N/A

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2022, Neuropathix, Inc. (the "Company") issued three (3) convertible notes on identical terms to three private investors having an aggregate face value of $150,000 (the "Convertible Notes"). The Convertible Notes were issued in exchange for an aggregate of $150,000 cash received by the Company.

Each of the Convertible Notes is (i) unsecured; (ii) bears interest at a rate of 3% per annum; (iii) matures on March 21, 2032; and (iv) in the sole discretion of the holder, is convertible, in whole or in part, into restricted shares of the Company's common stock at a conversion price equal to the lesser of $0.01 or 70% of the average of the two (2) lowest closing prices of the Company’s common stock in the ten (10) trading days preceding any particular conversion, provided, the holder is prohibited from converting the convertible note, or portion thereof, if such conversion would result in beneficial ownership by the holder and its affiliates of more than 4.9% of Company’s issued and outstanding common stock as of the date of the conversion.

The foregoing summary of the Convertible Notes does not purport to be complete and is subject to, and qualified in its entirety, by reference to the form of Convertible Note attached hereto as Exhibits 10.1, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description
10.1	Form of Convertible Note dated March 21, 2022.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROPATHIX, INC.

Dated: March 25, 2022	By:	/s/ Dean Petkanas
Name: Dean Petkanas
Chief Executive Officer

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